UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2024

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO.PRA	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

The board of directors (the “Board”) of Apollo Global Management, Inc. (the “Company”) has determined that the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) will be held on June 24, 2024. The record date for determining the Company’s stockholders entitled to receive notice of, and to vote at, the 2024 Annual Meeting will be the close of business on April 25, 2024.

All other relevant information concerning the 2024 Annual Meeting will be included in the Company’s proxy materials to be distributed in connection with the 2024 Annual Meeting (the “proxy materials), which will be filed with the U.S. Securities and Exchange Commission and made available to the Company’s stockholders at a later date.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered for inclusion in the proxy materials, stockholder proposals must be received at the Company’s principal executive offices no later than the close of business on February 29, 2024.

The Company’s Amended and Restated Bylaws (the “bylaws”) also contain a “proxy access” provision that permits a stockholder or group of up to 20 stockholders owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years to nominate and include in the proxy materials director nominees up to the greater of two or 20% of the number of directors on the Board (subject to certain adjustments and other conditions), provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the bylaws. To be timely, a notice of proxy access nomination must be delivered to the Secretary of the Company no earlier than February 25, 2024 and no later than the close of business on March 26, 2024.

In addition, for any proposal or director nomination that is not submitted for inclusion in the proxy materials pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 Annual Meeting, stockholders are advised to review the bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, a stockholder’s notice must be delivered to the Secretary of the Company no earlier than February 25, 2024 and no later than the close of business on March 26, 2024. In addition to satisfying the advance notice procedures in the bylaws and other requirements under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 25, 2024.

Proposals and notices must be sent to the Secretary of the Company at Apollo Global Management, Inc., 9 West 57th Street, 42nd Floor, New York, New York 10019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ Jessica L. Lomm
Name:	Jessica L. Lomm
Title:	Vice President and Secretary